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                                                                   EXHIBIT 10.15

                                 AVANTGO, INC.

                             1997 STOCK OPTION PLAN

                          NOTICE OF STOCK OPTION GRANT
                          ----------------------------


Dennis Jones

     You have been granted an option to purchase Common Stock ("Common Stock")
                                                                ------------
of AvantGo, Inc. (the "Company") as follows:
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
     Board Approval Date:              April 7, 2000


     Date of Grant (Later of Board
        Approval Date or
        Commencement of
        Employment/Consulting):        April 7, 2000

     Vesting Commencement Date:        April 7, 2000

     Exercise Price Per Share:         $2.90

     Total Number of Shares Granted:   50,000

     Total Exercise Price:             $145,000

     Type of Option:                   ____Incentive Stock Option ("ISO")
                                                                    ---
                                         X Nonstatutory Stock Option ("NSO")
                                       ----                            ---


     Term/Expiration Date:             April 7, 2010

     Vesting Schedule:                 This Option may be exercised immediately,
                                       in whole or in part, and shall vest in
                                       accordance with the following schedule:
                                       1/6th of the Shares subject to the Option
                                       shall vest on the six (6) month
                                       anniversary of the Vesting Commencement
                                       Date and 1/36th of the total number of
                                       Shares subject to the Option shall vest
                                       on the 7th of each month thereafter.
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

     Termination Period:               This Option may be exercised for 45 days
                                       after termination of employment or
                                       consulting relationship except as set out
                                       in Sections 6 and 7 of the Stock Option
                                       Agreement (but in no event later than the
                                       Expiration Date).
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     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the 1997 Stock Option Plan and the Stock Option Agreement, both of which are attached and made a part of this document.



Dennis Jones:                               AvantGo, Inc.:


---------------------------                 By: /s/ Felix Lin
Signature                                      --------------------------

                                                Felix Lin, Chairman of the Board
---------------------------                    --------------------------
Print Name                                      Print Name and Title


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